SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)


Filed by the registrant             /X/
Filed by a party other than the registrant / /

Check the appropriate box:
         / /      Preliminary proxy statement
         /X/      Definitive proxy statement
         / /      Definitive additional materials
         / /      Soliciting material pursuant to Rule 14a-11(c) or Rule
                  14a-12



                           Biopool International, Inc.
       -----------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



                           Biopool International, Inc.
       -----------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

                           BIOPOOL INTERNATIONAL, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             To Be Held June 3, 1999



TO THE STOCKHOLDERS OF
 BIOPOOL INTERNATIONAL, INC.:

         You are cordially invited to attend the Annual Meeting of Stockholders of Biopool International, Inc., which will be held at the Residence Inn By Marriott, 2101 W. Vineyard Avenue, Oxnard, California 93030, on Thursday, June 3, 1999, at 2:30 p.m. Pacific time, to consider and act upon the following matters:

1.       The election of directors; and

2. Such other business as may properly come before the Meeting or any adjournments thereof.


         Only holders of record of Common Stock of the Company at the close of business on April 12, 1999, will be entitled to notice of and to vote at the Annual Meeting and any adjournments of the Annual Meeting.


         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                        By Order of the Board of Directors

                                        /s/ Michael D. Bick, Ph.D.
                                        --------------------------
                                        Michael D. Bick, Ph.D.
                                        Chief Executive Officer


6025 Nicolle Street
Ventura, California 93003
(805) 654-0643
April 20, 1999

                           BIOPOOL INTERNATIONAL, INC.
                                -----------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                             To Be Held June 3, 1999


          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Biopool International, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held at the Residence Inn By Marriott, 2101 W. Vineyard Avenue, Oxnard, California 93030, on Thursday, June 3, 1999, at 2:30 p.m. Pacific time. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.

          All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A stockholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote his or her shares in person.

         The close of business on April 12, 1999, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments of the Annual Meeting. As of the record date, the Company had outstanding 8,540,886 shares of Common Stock, par value $.01 per share, the only outstanding voting security of the Company. As of the record date, the Company had approximately 195 stockholders of record. A stockholder is entitled to cast one vote for each share held on the record date on all matters to be considered at the Annual Meeting.

         The Company's principal executive offices are located at 6025 Nicolle Street, Ventura, California 93003. This Proxy Statement and the accompanying proxy were mailed to stockholders on or about April 26, 1999.

                              ELECTION OF DIRECTORS

         In accordance with the Certificate of Incorporation and Bylaws of the Company, the Board of Directors consists of not less than three nor more than seven members, the exact number to be determined by the Board of Directors. At each annual meeting of the stockholders of the Company, directors are elected for a one year term. The Board of Directors is currently set at four members. At the 1999 Annual Meeting, each director will be elected for a term expiring at the 2000 Annual Meeting. The Board of Directors proposes the nominees named below.

         Unless marked otherwise, proxies received will be voted FOR the election of the each of the nominees named below. If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present Board of Directors to fill such vacancy. The Board of Directors has no reason to believe that any such nominee will be unwilling or unable to serve if elected a director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE DIRECTORS NOMINATED HEREIN.

         The Board of Directors proposes the election of the following nominees as members of the Board of Directors:

                        Michael D. Bick, Ph.D.
                        Douglas L. Ayer
                        N. Price Paschall
                        James H. Chamberlain


INFORMATION WITH RESPECT TO EACH DIRECTOR, NOMINEE AND CERTAIN
OFFICERS.

         The following table sets forth certain information with respect to each director, nominee and other officers of the Company as of April 20, 1999.

                                                                   DIRECTOR/
                                                                    OFFICER
NAME                        AGE     POSITION                         SINCE
---------------------------------------------------------------------------
Michael D. Bick, Ph.D.      54      President, Chief Execu-           1991
                                      tive Officer, Director
Douglas L. Ayer             61      Director                          1993
N. Price Paschall           50      Director                          1997
James H. Chamberlain        51      Director                          1998

OTHER OFFICERS:

Robert K. Foote             54      Chief Financial Officer,          1996
                                      Corporate Secretary
Clayton H. Duke             57      Vice President Marketing          1998
                                      and Business Development

          All officers are appointed by and serve at the discretion of the Board of Directors. There are no family relationships between any directors or officers of the Company.

          MICHAEL D. BICK, PH.D. was elected Chief Executive Officer in August 1991, Chairman of the Board in July 1993 and President in January 1996. In 1988, Dr. Bick founded the Company's former subsidiary, MeDiTech, and was President and Chief Executive Officer thereof until it was acquired by the Company in January 1992. Prior to that date, he was co-founder and president of a medical device firm for ten years. Dr. Bick received a Ph.D. in molecular biology from the University of Southern California in 1971 and was affiliated with the Harvard Medical School and Children's Hospital Medical Center in Boston carrying out research in human genetics from 1971 to 1974. Dr. Bick was a staff member of the Roche Institute of Molecular Biology from 1974 to 1978.

          DOUGLAS L. AYER is currently President and Managing Partner of International Capital Partners of Stamford, CT. Mr. Ayer was previously Chairman and Chief Executive Officer of Cametrics, a manufacturer of precision metal components, and has held executive positions at Paine Webber and McKinsey & Co., Inc. Mr. Ayer also serves as a director of Coffee People, a coffee retailer.

         N. PRICE PASCHALL is the founder and Managing Partner of Context HealthCare Capital (formerly HealthCare Capital Advisors) since 1993. Context
HealthCare Capital provides merger and acquisition advice to middle market companies, focusing on the medical service industry. Prior to Context HealthCare Capital, Mr. Paschall was a Vice Chairman and founder of Shea, Paschall and Powell-Hambros Bank (SPP Hambros & Co.), a firm specializing in mergers and acquisitions. Mr. Paschall holds a degree in business administration from California Polytechnic University in Pomona.

          JAMES H. CHAMBERLAIN is the founder of Biosource International, Inc., a California-based, Nasdaq-listed company dedicated to the research, development, manufacturing, and marketing of biomedical products to the diagnostic and research markets. Mr. Chamberlain is a director of Biosource and currently serves as its Chairman, President, and Chief Executive Officer. Prior to Biosource, Mr. Chamberlain was the Manager of Business Development for Amgen, Inc. Mr. Chamberlain received a B.S. degree in biology and chemistry from West Virginia University in 1969 and completed an MBA Executive Program at Pepperdine University in 1981.

          ROBERT K. FOOTE, CPA, joined the Company as Chief Financial Officer on November 1, 1996. He was appointed Corporate Secretary on January 14, 1997. Prior to joining the Company, he was the CFO and Corporate Secretary of H&H Oil Tool Co., Inc., traded on the NASDAQ National Market System. Mr. Foote received a B.S. degree in accounting and business administration from Brigham Young University in 1974.

          CLAYTON H. DUKE joined the Company as Vice President Marketing and Business Development on August 1, 1998. Prior to joining the Company, he was Vice President of Braun Medical. He has also held executive positions at Cymed, Abbott Laboratories, and E.R. Squibb & Sons. Mr. Duke received a B.S. degree in microbiology and business administration from California State University, San Francisco.

         During the fiscal year ended December 31, 1998, the Board of Directors met 6 times. Each director attended in excess of 75% of all meetings of the Board of Directors held during the year. The Board of Directors has an Audit Committee that met once during 1998. This committee oversees the work of the Company's auditors with respect to financial and accounting matters. Messrs. Ayer, Paschall, and Chamberlain are members of the Audit Committee. The Board of Directors also has a Compensation Committee, which met once during fiscal 1998. The function of the Compensation Committee is to review and make recommendations with respect to compensation of executive officers and key employees. Messrs. Ayer, Paschall, and Chamberlain were members of the Compensation Committee.

                             EXECUTIVE COMPENSATION

         The following tables set forth certain information as to the Company's Chief Executive Officer, Vice President Marketing and Business Development, and Chief Financial Officer. No other executive officer of the Company had compensation in excess of $100,000 during the period:

SUMMARY COMPENSATION TABLE
                                               Annual Compensation
                                         ------------------------------------
Name and Principal Position              Year          Salary          Bonus
-----------------------------------------------------------------------------
Michael D. Bick, Ph.D.                   1998         $160,000             --
     Chief Executive Officer             1997          135,700        $25,000
                                         1996          123,800         30,000

Clayton H. Duke                          1998(2)        45,700             --
     Vice President Marketing
     and Business Development

Robert K. Foote                          1998          100,000             --
     Chief Financial Officer             1997           85,000         15,000
                                         1996(3)        10,100             --

                                          Annual Compensation
                                         ---------------------
Name and Principal Position              Year          Other(1)       Options
-----------------------------------------------------------------------------
Michael D. Bick, Ph.D.                   1998          $10,800         32,465
     Chief Executive Officer             1997           10,000         35,000
                                         1996           14,900         22,000

Clayton H. Duke                          1998(2)         2,100        200,000
     Vice President Marketing
     and Business Development

Robert K. Foote                          1998            7,200             --
     Chief Financial Officer             1997            5,300             --
                                         1996(3)           600        200,000

OPTION GRANTS IN LAST FISCAL YEAR
                                         Percent
                                         of Total
                                         Options
                                         Granted to
                                         Employees
                         Options         in Fiscal       Exercise     Expiration
Name                     Granted(4)      Year            Price        Date
--------------------------------------------------------------------------------
Michael D. Bick, Ph.D.   32,465          5.2%            $1.27        6/3/2003

AGGREGATED  OPTION  EXERCISES  IN LAST  FISCAL YEAR AND FISCAL  YEAR-END  OPTION
VALUES
                                                                        Value of
                                                      Number of      Unexercised
                                                    Unexercised     in-the-Money
                                                     Options at       Options at
                         Shares                        Year-End      Year-End(5)
                       Acquired                   -------------   --------------
                             on       Value        Exercisable/     Exercisable/
Name                   Exercise    Realized       Unexercisable    Unexercisable
----                   --------    --------       -------------    -------------

Michael D. Bick, Ph.D       --          --        73,682/65,132             $0/0

Clayton H. Duke             --          --            0/200,000              0/0

Robert K. Foote             --          --       83,331/116,669              0/0

----------
(1) Represents payment of a car allowance and contributions to the Company's 401(k) profit sharing plan.
(2)  Mr.  Duke's  hire date was August 1, 1998.
(3)  Mr. Foote's hire date was November 1, 1996.
(4) Grants are exercisable at the rate of 25% per year beginning one year from the date of grant.
(5) Determined as the difference between the closing trade price on December 31, 1998 ($0.72/share) and the aggregate price of the options covering such shares.

COMPENSATION OF DIRECTORS

     Non-employee directors receive $3,000 per calendar year, plus $500 for each Board of Directors meeting attended. The Company pays all out-of-pocket fees of attendance. In addition, non-employee directors receive 15,000 non-qualified stock options to purchase the Company's Common Stock under the 1993 Incentive Stock Option Plan per year.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

         The following table sets forth as of March 31, 1999, certain information regarding the ownership of the Company's Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's directors, (iii) each named executive and (iv) all of the Company's executive officers and directors as a group. Unless otherwise indicated, the address of each person shown is c/o the Company, 6025 Nicolle Street, Ventura, California 93003. References to options to purchase Common Stock are either currently exercisable or will be exercisable within 60 days of March 31, 1999.

                                    Number of Shares                Percent of
                                   Beneficially Owned                    Class
                                   ------------------               ----------
Michael D. Bick, Ph.D                 1,107,723(1)                        13.0
Robert K. Foote                         112,997(2)                         1.3
Douglas L. Ayer                          79,999(3)                           *
N. Price Paschall                        78,749(4)                           *
James H. Chamberlain                     17,749(5)                           *
Clayton H. Duke                          10,000(6)                           *
All executive officers and
     directors as a group
     (6 persons)                      1,407,217(7)                        16.5
----------
*    Less than 1%

(1)  Includes 84,723 shares of Common Stock subject to options.
(2)  Includes 99,997 shares of Common Stock subject to options.
(3) Includes 79,999 shares of Common Stock subject to options held by ICP, Inc., of which Mr. Ayer is a stockholder.
(4) Includes 50,000 shares of Common Stock subject to a currently exercisable warrant and 28,749 shares of Common Stock subject to options.
(5) Includes 4,000 shares of Common Stock held in the Chamberlain Family Trust, for which Mr. Chamberlain serves as trustee, and 13,749 shares of Common Stock subject to options.
(6)  Represents shares of Common Stock subject to warrants.
(7) Includes 307,217 shares of Common Stock subject to options and 60,000 shares of Common Stock subject to currently exercisable warrants.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         There were no related party transactions during 1998.

                                    AUDITORS

         Ernst & Young LLP, independent certified public accountants, were selected by the Board of Directors to serve as independent auditors of the Company for the fiscal year ended December 31, 1998. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will respond to appropriate questions from shareholders.

                            PROPOSALS OF STOCKHOLDERS

         A proper proposal submitted by a shareholder for presentation at the Company's 2000 Annual Meeting and received at the Company's executive offices no later than December 31, 1999, will be included in the Company's proxy statement and form of proxy relating to the 2000 Annual Meeting.

                                  OTHER MATTERS

         The Board of Directors is not aware of any matter to be acted upon at the Annual Meeting other than described in this Proxy Statement. Unless otherwise directed, all shares represented by the persons named in the accompanying proxy will be voted in favor of the proposals described in this Proxy Statement. If any other matter properly comes before the meeting, however, the proxy holders will vote thereon in accordance with their best judgment.

                          ANNUAL REPORT TO STOCKHOLDERS

         The Company's Annual Report for the fiscal year ended December 31, 1998 is being mailed to stockholders along with this Proxy Statement. The Annual Report is not to be considered part of the soliciting material.

                              REPORT ON FORM 10-KSB

         THE COMPANY UNDERTAKES, UPON WRITTEN REQUEST, TO PROVIDE, WITHOUT CHARGE, EACH PERSON FROM WHOM THE ACCOMPANYING PROXY IS SOLICITED WITH A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10- KSB FOR THE YEAR ENDED DECEMBER 31, 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT EXCLUDING EXHIBITS THERETO. REQUESTS SHOULD BE ADDRESSED TO BIOPOOL INTERNATIONAL, INC., 6025 NICOLLE STREET, VENTURA, CALIFORNIA 93003, ATTENTION: CHIEF EXECUTIVE OFFICER.

                           BIOPOOL INTERNATIONAL, INC.
                    Proxy for Annual Meeting of Shareholders


         The undersigned, a Shareholder of BIOPOOL INTERNATIONAL, INC., a Delaware corporation (the "Company"), hereby appoints Michael D. Bick and Robert
K. Foote, and each of them, the proxies of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Shareholders of the Company, to be held on June 3, 1999, and any adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote, as follows:

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                           BIOPOOL INTERNATIONAL, INC.

/X/  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE

The Board of Directors recommends a vote FOR the election of each of the nominees named in the following Proposal.

1.   ELECTION  OF  DIRECTORS,  as  provided in the  Company's  Proxy  Statement:
     Authority to vote for the nominees  listed  below:  Michael D. Bick,  Ph.D.
     Douglas L. Ayer   N. Price Paschall   James H. Chamberlain

                           / /  FOR        / /  WITHHELD

     For, except vote withheld from the following nominee(s):

     ---------------------------------------------------------------------------

/ / PLEASE INDICATE BY CHECKING THIS BOX IF YOU ANTICIPATE ATTENDING THE ANNUAL MEETING.


The undersigned hereby revokes any other proxy to vote at such Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE ELECTION OF THE DIRECTORS NAMED, AND AS SAID PROXY SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING, UNLESS OTHERWISE DIRECTED.


The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated April 20, 1999, relating to the Meeting.

The signature(s) hereon should correspond exactly with the name(s) of the Shareholder(s) appearing on the Share Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

SIGNATURE(S)_____________________________   DATED_________________________, 1999
Signature(s) of Shareholder(s) (See instructions to the right)
Dated__________, 1999